Exhibit 99

                            Explanation of Responses



(1) GSCP (NJ), Inc. is making this joint filing on Form 4 on its behalf and as the designated beneficial owner on behalf of the following entities and individuals: GSCP (NJ), L.P., Keith W. Abell, Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Matthew C. Kaufman, Christine K. Vanden Beukel, and Andrew Wagner (collectively, the "Affiliates"). A separate Form 4 is being filed on today's date by GSCP (NJ) Holdings, L.P. ("Holdings") with respect to its beneficial ownership of some of the same shares covered in this filing.

(2) Each Affiliate indirectly owns 5,000,148 shares of Common Stock, by virtue of such Affiliate's relationship with GSC Recovery II, L.P. ("Recovery II"), GSC Recovery IIA, L.P. ("Recovery IIA"), GSC Partners CDO Fund, Limited ("CDO"), and GSC Partners CDO Fund II, Limited ("CDO II"), which are the direct owners of the Common Stock of Cherokee International Corporation (the "Company"). The 5,000,148 shares are held directly by the following entities in the following amounts: Recovery II owns 2,300,692 shares of Common Stock and Recovery IIA owns 2,271,843 shares of Common Stock; CDO owns 349,416 shares of Common Stock; and CDO II owns 78,197 shares of Common Stock. Recovery II purchased 7,302 shares and Recovery IIA purchased 15,098 shares which are being reported on this Form
4. Each of the Affiliates disclaims beneficial ownership of the Company's Common Stock except to the extent of its/his/her pecuniary interest in the Company's Common Stock.

(3) Recovery II and Recovery IIA are Delaware limited partnerships, and CDO and CDO II are Cayman Islands exempted corporations. GSC Recovery II GP, L.P. is the general partner of Recovery II; GSC RII, LLC is the general partner of GSC Recovery II GP, L.P.; GSCP (NJ) Holdings, L.P. is the managing member of GSC RII, LLC; GSCP (NJ), L.P. is the manager of Recovery II; GSCP (NJ), Inc. is the general partner of GSCP (NJ) Holdings, L.P. and GSCP (NJ), L.P.; and each of Keith W. Abell, Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Matthew C. Kaufman, Christine K. Vanden Beukel, and Andrew Wagner is an executive officer and stockholder of GSCP (NJ), Inc. and a limited partner of GSCP (NJ), L.P. and GSCP (NJ) Holdings, L.P.

GSC Recovery IIA GP, L.P. is the general partner of Recovery IIA; GSC RIIA, LLC is the general partner of GSC Recovery IIA GP, L.P.; GSCP (NJ) Holdings, L.P. is the sole member of GSC RIIA, LLC; GSCP (NJ), L.P. is the manager of Recovery IIA; GSCP (NJ), Inc. is the general partner of GSCP (NJ) Holdings, L.P. and GSCP
(NJ), L.P.; and each of Keith W. Abell, Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Matthew C. Kaufman, Christine K. Vanden Beukel, and Andrew Wagner is an executive officer and stockholder of GSCP (NJ), Inc. and a limited partner of GSCP (NJ), L.P. and GSCP (NJ) Holdings, L.P.

GSCP (NJ), L.P. is the collateral manager of CDO and CDO II; GSCP (NJ), Inc. is the general partner of GSCP (NJ), L.P., and each of Keith W. Abell, Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Matthew C. Kaufman, Christine K. Vanden Beukel, and Andrew Wagner is an executive officer and stockholder of GSCP (NJ), Inc. and a limited partner of GSCP (NJ), L.P.



                             JOINT FILER INFORMATION

Name: GSCP (NJ), L.P.

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: September 14, 2004


Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").



                                               GSCP (NJ), L.P.

                                               By GSCP (NJ), Inc., its
                                               general partner

                                               By: /s/ Matthew C. Kaufman
                                                   --------------------
                                               Name:   Matthew C. Kaufman
                                               Title: Managing Director




                             JOINT FILER INFORMATION

Name: Keith W. Abell

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: September 14, 2004


Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").



                                               By: /s/ Matthew C. Kaufman
                                                   --------------------
                                                   As Attorney-in-Fact*


                                               By: /s/ Keith W. Abell
                                                   --------------------
                                                   As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.




                             JOINT FILER INFORMATION

Name: Alfred C. Eckert III

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: September 14, 2004

Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").



                                               By: /s/ Matthew C. Kaufman
                                                   --------------------
                                                   As Attorney-in-Fact*


                                               By: /s/ Keith W. Abell
                                                   --------------------
                                                   As Attorney-in-Fact*



*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.



                             JOINT FILER INFORMATION

Name: Robert A. Hamwee

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: September 14, 2004


Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").



                                               By: /s/ Matthew C. Kaufman
                                                   --------------------
                                                   As Attorney-in-Fact*


                                               By: /s/ Keith W. Abell
                                                   --------------------
                                                   As Attorney-in-Fact*



*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.





                             JOINT FILER INFORMATION

Name: Richard M. Hayden

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: September 14, 2004


Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").




                                               By: /s/ Matthew C. Kaufman
                                                   --------------------
                                                   As Attorney-in-Fact*


                                               By: /s/ Keith W. Abell
                                                   --------------------
                                                   As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.



                             JOINT FILER INFORMATION

Name: Thomas V. Inglesby

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: September 14, 2004


Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").




                                               By: /s/ Matthew C. Kaufman
                                                   --------------------
                                                   As Attorney-in-Fact*


                                               By: /s/ Keith W. Abell
                                                   --------------------
                                                   As Attorney-in-Fact*



*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.








                                              JOINT FILER INFORMATION

Name: Matthew C. Kaufman

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: September 14, 2004


Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").



                                               By: /s/ Matthew C. Kaufman
                                                   --------------------
                                                   As Attorney-in-Fact*


                                               By: /s/ Keith W. Abell
                                                   --------------------
                                                   As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.




                             JOINT FILER INFORMATION

Name: Andrew Wagner

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: September 14, 2004


Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").



                                               By: /s/ Matthew C. Kaufman
                                                   --------------------
                                                   As Attorney-in-Fact*


                                               By: /s/ Keith W. Abell
                                                   --------------------
                                                   As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.



                             JOINT FILER INFORMATION

Name: Christine K. Vanden Beukel

Address: 500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSCP (NJ), Inc.

Date of Event Requiring Statement: September 14, 2004


Issuer and Ticker Symbol: Cherokee International Corporation ("CHRK").




                                               By: /s/ Matthew C. Kaufman
                                                   --------------------
                                                   As Attorney-in-Fact*


                                               By: /s/ Keith W. Abell
                                                   --------------------
                                                   As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.